QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Maidenform Brands, Inc. (the "Company") for the year ended January 1, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maurice S. Reznik, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MAURICE S. REZNIK
	Name:	Maurice S. Reznik
	Title:	Chief Executive Officer (principal executive officer)

March 7, 2011

QuickLinks

  Exhibit 32.1